UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 10, 2017

DENNY’S CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-18051	13-3487402
(State or other jurisdiction of	Commission File No.	(I.R.S. Employer
Incorporation or organization)		Identification No.)

203 East Main Street
Spartanburg, South Carolina 29319-0001
(Address of principal executive offices)
(Zip Code)

(864) 597-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[    ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
At the Annual Meeting of Stockholders (the “Annual Meeting”) of Denny’s Corporation (the “Company”) held on May 10, 2017, the Company’s stockholders approved the adoption of the Denny’s Corporation 2017 Omnibus Incentive Plan (the “2017 Plan”). The 2017 Plan was previously adopted by the Company’s Board of Directors. Based on such approval, the 2017 Plan became effective on May 10, 2017.
A description of the 2017 Plan is set forth in the Company’s 2017 Proxy Statement (the “2017 Proxy Statement”) filed with the Securities and Exchange Commission on March 31, 2017 under the caption “Approval of the Denny’s Corporation 2017 Omnibus Incentive Plan” and is incorporated herein by reference. The description of the 2017 Plan is qualified in its entirety by reference to the full text of such plan, which was included as Appendix A to the 2017 Proxy Statement, and is incorporated herein by reference.
Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting of the Company was held on May 10, 2017. At the Annual Meeting, the holders of the Company's common stock entitled to vote at the Annual Meeting (1) elected the ten director nominees for the ensuing year, (2) ratified the selection of KPMG LLP as the Company's registered public accounting firm for 2017, (3) adopted the non-binding advisory resolution approving the compensation of the Company's named executive officers, (4) approved, on a non-binding advisory basis, a stockholder vote on the executive compensation of the Company every year, and (5) approved the 2017 Plan.

The voting results were as follows:

1.	The election of ten (10) directors:

Board of Directors Nominees	For	Against	Abstain	Broker Non-Votes
Gregg R. Dedrick	60,160,891	2,713,675	63,993	4,455,972
José M. Gutiérrez	60,158,106	2,712,852	67,601	4,455,972
George W. Haywood	62,891,610	7,676	39,273	4,455,972
Brenda J. Lauderback	60,110,637	2,763,622	64,300	4,455,972
Robert E. Marks	60,098,967	2,774,499	65,093	4,455,972
John C. Miller	62,866,131	40,355	32,073	4,455,972
Donald C. Robinson	62,898,014	7,872	32,673	4,455,972
Debra Smithart-Oglesby	60,092,214	2,789,141	57,204	4,455,972
Laysha Ward	60,146,770	2,733,987	57,802	4,455,972
F. Mark Wolfinger	59,044,180	3,862,504	31,875	4,455,972

2.	A proposal to ratify the appointment of KPMG LLP as the independent registered public accounting firm of Denny's Corporation and its subsidiaries for the year ending December 27, 2017:

For	Against	Abstain
64,561,051	2,830,130	3,350

3.	A non-binding advisory resolution to approve the compensation paid to the Company's named executive officers:

For	Against	Abstain	Broker Non-Votes
59,779,320	3,119,675	39,564	4,455,972

4.	A non-binding advisory resolution to approve the frequency of the stockholder vote on executive compensation:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
55,731,789	119,507	7,014,179	73,084	4,455,972

On May 10, 2017, following the Annual Meeting, the Board of Directors determined that the advisory vote on executive compensation would be held every year until the next vote on the frequency of such advisory vote.

5.	A proposal to approve the 2017 Plan:

For	Against	Abstain	Broker Non-Votes
51,346,919	11,552,919	38,721	4,455,972

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Denny's Corporation

Date: May 11, 2017	/s/ F. Mark Wolfinger
F. Mark Wolfinger
Executive Vice President,
Chief Administrative Officer and
Chief Financial Officer